TEXAS CAPITAL FUNDS TRUST

Texas Capital Texas Oil Index ETF

(the “Fund”)

Supplement dated September 2, 2025 to the Fund’s Summary Prospectus and Prospectus, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

Effective immediately, the second sentence under the “Fund Summary – Information About the Index” and the “Additional Information About the Funds – Additional Information About the Indexes - Texas Oil Index ETF” sections in the Prospectus and the “Information About the Index” section in the Summary Prospectus is deleted and replaced with the following:

Each company in the Index must be a publicly traded constituent of the S-Network Developed World Equity 5000 Index and responsible for more than 0.1% of the annual state oil and gas production of Texas over the past 10 years based on data published by the Texas Railroad Commission.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.